UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 21, 2021
(June 18, 2021)

Name of Registrant, State of Incorporation, Address Of Principal Executive Offices, Telephone Number, Commission File No., IRS Employer Identification No.
PNM Resources, Inc.
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-32462
IRS Employer Identification No. - 85-0468296

Public Service Company of New Mexico
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
Telephone Number - (505) 241-2700
Commission File No. - 001-06986
IRS Employer Identification No. - 85-0019030
____________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 18, 2021, Public Service Company of New Mexico (“PNM”), a wholly-owned subsidiary of PNM Resources, Inc., entered into a $75.0 million term loan agreement (the “Term Loan”), between PNM and Bank of America, N.A., as lender (the “Lender”). The Term Loan is effective as of June 18, 2021 and must be repaid on or before December 18, 2022 (the “Maturity Date”). PNM used the proceeds of the Term Loan to repay at maturity on June 18, 2021 PNM’s existing $40.0 million term loan with the Lender, dated December 18, 2019, and for general corporate purposes.

PNM must pay interest on its borrowings under the Term Loan from time to time following funding and must repay all amounts on or before the Maturity Date.

The Term Loan includes customary covenants, including a covenant that requires the maintenance of a consolidated debt-to-consolidated capitalization ratio of less than or equal to 0.65 to 1.00 as of the last day of any fiscal quarter. The Term Loan also includes customary events of default, a cross default provision and a change of control provision. If an event of default occurs, the Lender may declare the obligations outstanding under the Term Loan to be due and payable. Such acceleration will occur automatically in the event of an insolvency or bankruptcy default.

The above description of the Term Loan is not complete and is qualified in its entirety by reference to the entire Term Loan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The Lender performs normal banking (including as a lender under other facilities) and investment banking and advisory services from time to time for PNM and its affiliates, for which such party receives customary fees and expenses.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this item is included in Item 1.01 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Term Loan Agreement, dated as of June 18, 2021, between Public Service Company of New Mexico and Bank of America, N.A., as lender
104	Cover Page in Inline XBRL format

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrants)

Date: June 21, 2021	/s/ Henry E. Monroy
Henry E. Monroy
Vice President and Corporate Controller
(Officer duly authorized to sign this report)